SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 10, 2001



                              SAVE ON ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



             Georgia                     333-33134            58-2267238
  (State or Other Jurisdiction          (Commission        (I.R.S. Employer
        of Incorporation)                 File No.)       Identification No.)


                       4851 Georgia Highway 85, Suite 211,
                           Forest Park, Georgia 30050
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (404) 765-0131

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 11, 2001, Save On Energy, Inc. (the "Company"), through its wholly-owned subsidiary, Alternative Energy Technologies, Inc. ("AET"), completed the acquisition of certain assets of New York State Electric & Gas Corporation ("NYSEG"). The acquisition included substantially all of NYSEG's assets relating to its natural gas vehicle service, maintenance and construction business. Simultaneously with the closing of the acquisition, the Company entered into a Service Agreement with NYSEG pursuant to which, among other things, the Company has agreed to maintain NYSEG's natural gas refueling facilities for a period of four years. Robert Stiles, the Company's President, formerly served as the Manager of NYSEG's Alternative Fuel Vehicle Market Development division. The new company will continue to provide customers with heavy duty vehicle natural gas conversion equipment, facility and equipment maintenance, training, consulting, and infrastructure design construction services.

The aggregate purchase price for these assets was approximately $300,000, of which, $70,000 in cash was paid at the closing with the balance payable in quarterly installments through March 31, 2003. AET's obligation to make such payments is secured by a first priority lien in favor of NYSEG on all of AET's assets and is guaranteed by the Company.

The foregoing description of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement and related documents, which are filed herewith as exhibits.

ITEM 5.     OTHER EVENTS

Private Placement of Securities

On December 10, 2001, the Company completed its private placement of 2.6 million shares of common stock to SWI Holdings, Limited ("SWI"), a Bermuda company, for an aggregate purchase price of $500,000. To date, SWI has paid $300,000 of the purchase price with the balance due on or before January 15, 2002. Pursuant to the Company's Stock Purchase Agreement with SWI, SWI has the right during the period between December 31, 2003 and June 30, 2004 to require the Company to purchase up to 2.5 million of these shares at a price of $0.20 per share (the "Put Option"). The Put Option will automatically terminate in the event that the Company (i) completes a financing of in excess of in excess of $2.0 million in gross proceeds at an offering price per share of not less than $0.40 or (ii) completes a merger or other business combination pursuant to which the common stock is valued at a price per share of not less than $0.40. The Company's obligations under the Put Right are secured by a lien in favor of SWI on all of the Company's assets.

In connection with the private placement, the Company issued a three-year warrant to SWI. The warrant provides SWI the right to acquire up to 250,000 shares of the Company's common stock at an exercise price of $0.50 per share.

The Company has also agreed to use its reasonable best efforts to file a registration statement covering the resale of the shares issued in the private placement on or before January 31, 2002.

The foregoing description of the transaction is qualified in its entirety by reference to the Stock Purchase Agreement and Security Agreement, which are filed herewith as exhibits.


Appointment of Board Members

On December 12, 2001, the Board of Directors appointed Wolfgang Wacker and Greg Erwin to fill two vacancies on the Board. Messrs. Wacker and Erwin were elected to serve on the Board at the Company's previous annual meeting, however, they declined to accept such appointment until the Company obtained Directors and Officers Insurance coverage. Mr. Wacker is also a shareholder and a Vice President of SWI. Information regarding the business backgrounds of each of Messrs. Wacker and Erwin can be found in the Company's Proxy Statement relating to its 2001 Annual Meeting, which was filed with the SEC on October 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements.

             It is impracticable to provide the required financial statements for the acquired business at the time of this Report. Pursuant to Item 7(a)(4), the registrant will file the required financial statements as soon as practicable but not later than 60 days after the date of this Report.

         (b) Pro Forma Financial Information.

             It is impracticable to provide the required pro forma financial information at the time of this Report. Pursuant to Item 7(b)(2), the registrant will file the required pro forma financial information as soon as practicable but not later than 60 days after the date of this Report.

         (c) Exhibits.

2.1 Asset Purchase Agreement between the Company and New York State Electric & Gas Corporation, dated as of October 29, 2001.

2.2 Secured Promissory Note in favor of New York State Electric & Gas Corporation, dated as of December 11, 2001.

2.3 Security Agreement between the Company and New York State Electric & Gas Corporation, dated as of December 11, 2001.

2.4 Guaranty from the Company in favor of New York State Electric & Gas Corporation, dated as of December 11, 2001.

10.1 Stock Purchase Agreement between the Company and SWI Holdings, Limited, dated as of December 10, 2001 (Composite Version).

10.2 Security Agreement between the Company and SWI Holdings, Limited, dated as of December 10, 2001

                                    SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 13, 2001

                                                SAVE ON ENERGY, INC.


                                                By:  /s/ Robert Stiles
                                                     -----------------
                                                  Name:  Robert Stiles
                                                  Title: President

                                   EXHIBIT 2.1
                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT ("Agreement") is made as of this 29th date of October, 2001 between NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York transportation corporation, having an address at Corporate Drive-Kirkwood Industrial Park, PO Box 5224, Binghamton, New York 13902-5224 ("Purchaser") and ALTERNATIVE ENERGY TECHNOLOGIES, INC., a New York corporation, having an office at Airport Industrial Center, Suite 210, 4851 Georgia Highway 85, Forest Park, Georgia 30297 ("Purchaser").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency is hereby acknowledged, and in consideration of the recitals and the respective covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
         1.  Transfer of Assets.
                  1.1 Assets Conveyed. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser will purchase from Seller, and Seller will sell, assign, transfer, convey and deliver to Purchaser at the Closing ("Closing") on the Closing Date, as hereinafter defined, free and clear of any and all claims, liens, pledges, options, security interests, conditional sales agreements and encumbrances, whether voluntarily incurred or arising by operation of law, all of Seller's right, title and interest in and to the following assets of that natural gas vehicle sales and service business ("Business") currently operated by Seller at the NYSEG NGV Tech Center located at 432 East Main Street, Endicott, New York 13760 (the "Premises"): (i) the furniture and office supplies located on the Premises and certain computer equipment listed on Exhibit D, attached hereto and made a part hereof, and software owned by Seller and located on the Premises and in the home office of Brenda Yuhas, an independent contractor of the Business who currently resides in 420 Bloombridge Way, Marietta, Georgia 30066 (collectively, "Office Equipment and Supplies"); (ii) the equipment listed on Exhibit E, attached hereto and made a part hereof (collectively, the "Equipment"); (iii) the two motor vehicles described on Exhibit F, attached hereto and made a part hereof ("Motor Vehicles"); (iv) the inventory and tanks substantially as listed on Exhibit G located on the Premises or the Motor Vehicles as of the time of Closing ("Inventory"); (v) revenue and accounts receivable for service rendered and goods shipped after 12:01 p.m. on the Closing Date; (vi) the "Pressure Plus" trademark and the two logos in the form set forth on Exhibit H, attached hereto and made a part hereof ("Business Identifiers"); (vii) any and all rights of NYSEG in and to mobile natural gas compressor and home compressor technology as described in Exhibit I ("Technology"); and (viii) any and all customer lists relating to the Business (all of the foregoing described assets collectively referred to hereinafter as the "Assets").
                  1.2 Exclusions. Those assets of the Business not expressly and specifically described in Section 1.1 are excluded from the purchase and sale effected by this Agreement, such excluded assets to include, without limitation, the cash on hand; bank, savings or other accounts and items therein; the lease of the Premises and all contracts associated with the Business (which shall be terminated before the Closing); securities or instruments; insurance policies of Seller and any rights or claims thereunder; revenue and accounts receivable for goods shipped and services rendered before 12:01 p.m. on the Closing Date; Seller's goodwill and any trade names, marks, logos or other commercial symbols associated with Seller (not specifically included as Business Identifiers); and any and all of Seller's books and records, provided however, that with Seller's prior written approval, Purchaser may examine those books and records of Seller that pertain to the operation of the Business to the extent necessary to conduct a legitimate due diligence hereunder.
                  1.3 Assumed Liabilities. Notwithstanding anything to the contrary contained herein, the Purchaser will not assume or have any responsibility with respect to any obligation or of any kind or nature of the Seller, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, known or unknown, accrued, absolute, contingent or otherwise.
         2.  Purchase Price.
                  2.1 Total Purchase Price. The total "Purchase Price" shall be the sum of two hundred eighty-five thousand dollars ($285,000.00).
                  2.2 Payment of Purchase Price. The total Purchase Price shall be paid by wire transfer of funds to the account of Seller at Closing in accordance with the written instructions provided to Purchaser by Seller within two business days prior to Closing.
                  2.3 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets acquired hereunder in accordance with Exhibit J attached hereto. Seller and Purchaser each hereby covenants and agrees that it will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax, or in any judicial proceeding that is in any way inconsistent with the terms of this Section 2.4 and the allocation of the Purchase Price as determined by the Seller's Board of Directors.
         3. Prorations. The following items relating to the Assets and Business shall be paid through or prorated as of, the Closing Date: None
         4. Utilities. The parties shall arrange for a transfer of all utility services to the Premises from the Seller to the Purchaser as of the Closing Date. In the event any of the utilities can not be transferred as of the Closing Date, such utilities shall be prorated and calculated through the Closing Date and, (i) amounts prepaid by Seller for post-Closing services will be remitted by Purchaser to Seller upon request; or (ii) any amounts remaining to be paid at Closing for pre-Closing services will be remitted by Seller to Purchaser upon request.
         5.  Instruments of Transfer and Warranties.
                  5.1 The sale, assignment and delivery of the Assets will be effected by documents substantially in the form of the Bill of Sale attached hereto as Exhibit A, standard New York State Department of Motor Vehicles certificates of title, the Assignment of Trademark attached hereto as Exhibit B and the Assignment of Rights to Technology attached hereto as Exhibit C (together referred to as the "Instruments of Transfer"). EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE ASSETS WILL BE CONVEYED TO THE PURCHASER "AS IS, WHERE IS" WITHOUT WARRANTIES OR REPRESENTATIONS. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT SELLER SHALL IN NO WAY BE DEEMED OR HELD TO BE OBLIGATED, LIABLE, OR ACCOUNTABLE UPON OR UNDER ANY GUARANTEES OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, STATUTORY, BY OPERATION OF LAW, OR OTHERWISE, IN ANY MANNER OR FORM BEYOND ANY EXPRESS WARRANTIES ENUMERATED HEREIN.
         On the Closing Date, Seller will deliver to Purchaser the Instruments of Transfer, fully executed, and acknowledged where applicable, and simultaneously with such delivery Seller will take all such steps as may be necessary to put Purchaser in actual possession of the Assets, as and where presently located.
         6. The Closing. The closing of this Agreement (the "Closing") shall take place __________, 2001 at the offices of Seller at 10:00 a.m. or at such other time, date and place as may be agreed on in writing by the parties (the "Closing Date").
         7. Representations of Seller. Seller represents and warrants to Purchaser that as of the date of its signing this Agreement and as of the Closing Date:
                  7.1 Valid Corporate Existence; Qualification. Seller is a transportation corporation duly organized, validly existing and in good standing under the laws of the State of New York. Seller has the power to carry on its business as now conducted. Seller is not required to qualify in any other jurisdiction in order to own the Assets or to carry on the Business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Seller is required to qualify or otherwise be authorized to conduct the Business as a foreign corporation therein.
                  7.2 Consents. No consents are required to be received by or on the part of Seller to enable it to enter into and carry out this Agreement and the transactions contemplated hereby, including, without limitation, the transfer to Purchaser of all of Seller's right, title and interest in and to the Assets.
                  7.3 Authority; Binding Nature of Agreement. Seller has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the appropriate corporate action and no other proceedings, corporate or otherwise, on the part of Seller are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Seller and is enforceable in accordance with its terms.
                  7.4 No Breach. Neither the execution and delivery of this Agreement nor compliance by Seller with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:
                           (a) violate or conflict  with any  provision  of the
Certificate  of  Incorporation  or By-Laws of Seller;
                           (b) violate or,  alone or with  notice or the
passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any contract to which Seller is a party or by which it may be bound;
                           (c) violate any judgment,  order, injunction,  decree
or award against, or binding upon, Seller or its properties or assets, the violation of which would have a material adverse effect on Seller; or
                           (d) violate any law or regulation of any jurisdiction
relating to Seller or the Business, the violation of which would have a material adverse effect on Seller.
                  7.5 Title. Seller has good and marketable title to all Assets, except as hereinafter provided. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE, WITH RESPECT TO THE BUSINESS IDENTIFIERS AND THE TECHNOLOGY.
                  7.6 Litigation; Compliance with Law. There are no actions, suits, proceedings or governmental investigations relating to the Assets or the Business pending or, to the knowledge of Seller, threatened, or any order, injunction, award or decree outstanding, against or relating to any of its Assets, the Business or the transactions contemplated hereby and there exists no basis for any such action, suit, proceeding, governmental investigation, order, injunction, award or decree which would have a material adverse effect on the Assets, the Business or the transactions contemplated by this Agreement. Seller is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator relating to the Assets, the Business or the transactions.
                  7.7      Environmental, Health, and Safety Matters.
                                    (i)     To the  knowledge  of Seller,  the
Business is in compliance with all Environmental, Health, and Safety Requirements, as hereinafter defined.
                                    (ii)    To the  knowledge  of Seller,  the
Seller has not received any written notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) relating to the Business or the Assets, including any investigatory, remedial or corrective obligations arising under Environmental, Health, and Safety Requirements. For purposes hereof, the phrase "Environmental, Health, and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, and ordinances concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, as such requirements are enacted and in effect on or prior to the Closing Date.
                  7.8 Customer Relationships. To the knowledge of the Seller, there are no facts or circumstances, including the consummation of the transactions contemplated by this Agreement, that are reasonably likely to result in the loss of its customer or a material change in its relationship with such customer. For the purposes of this Section 7.8, the phrase "to the knowledge of the Seller" shall mean to the knowledge of Bruce D. Roloson, an employee of Seller.
         8.        Representations   of  Purchaser.   The  Purchaser  makes  the
following   representations   and warranties  to Seller,  each of which is true
and  correct on the date  hereof and will be true and  correct on the Closing
Date.
                  8.1 Valid Corporate Existence; Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Purchaser has the power to carry on its business as now conducted. Purchaser is not required to qualify in any other jurisdiction in order to own the Assets or to carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Purchaser is required to qualify or otherwise be authorized to do business as a foreign corporation therein.
                  8.2 Consents. No consents are required to be received by or on the part of Purchaser to enable it to enter into and carry out this Agreement and the transactions contemplated hereby, including, without limitation, the transfer to Purchaser of all of Seller's right, title and interest in and to the Assets.
                  8.3 Authority; Binding Nature of Agreement. Purchaser has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Purchaser and no other proceedings, corporate or otherwise, on the part of Purchaser are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Purchaser and is enforceable in accordance with its terms.
                  8.4 No Breach. Neither the execution and delivery of this Agreement nor compliance by Purchaser with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:
                           (a) violate or conflict  with any  provision  of the
Certificate  of  Incorporation  or By-Laws of Purchaser;
                           (b) violate or,  alone or with  notice or the
passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a Default under, the terms of any Contract to which Purchaser is a party or by which it may be bound;

                           (c) violate any judgment,  order, injunction,
decree or award against, or binding upon, Purchaser or its properties or assets, the violation of which would have a material adverse effect on Purchaser; or

                           (d) violate any law or  regulation  of any
jurisdiction relating to Purchaser or its business, the violation of which would have a material adverse effect on Purchaser.
                  8.5 Litigation; Compliance with Law. There are no actions, suits, proceedings or governmental investigations relating to the Purchaser pending or, to the knowledge of Purchaser, threatened, or any order, injunction, award or decree outstanding, against or relating to the Purchaser that could have a material effect upon the transactions contemplated hereby, and there exists no basis for any such action, suit, proceeding, governmental investigation, order, injunction, award or decree which could have a material adverse effect on the transactions contemplated hereby. Purchaser is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator that could have a material effect upon the transactions contemplated hereby.
         9.  Additional Covenants.
                  9.1 Accounts Receivable. Each party agrees that if after the Closing Date it receives payment upon an account receivable that is allocable to the other party under Article 1, it will remit such payment to the other party within five days of receipt.
                  9.2 Access. Seller agrees that Purchaser may have reasonable access solely to the Premises, but only to the extent necessary for Purchaser to perform its due diligence prior to Closing and during such times as are reasonably convenient for Seller's employees. Seller agrees that so long as any books, records and files retained by Seller relating to the Business or Assets remain in existence and are available, each party (at its expense) shall have the right to inspect and to make copies of the same at any time during business hours for any proper purpose. Nothing contained herein shall require that either party disclose or give the other party access to financial records relating to such party's ownership of the Assets or operation of the business being transferred hereunder, except as specifically required by this Agreement. Neither of the parties hereto will destroy any of such books, records and files for a period of six years plus any extensions of time necessary due to any tax return or inquiry, audit, investigation or dispute after the Closing, without first having offered to deliver such books and records to the other party. Each party agrees that it will cooperate with and make available to the other party during normal business hours any books, records and information relating to the period prior to the Closing and any employees necessary and useful in connection with (i) any tax return or inquiry, audit, investigation or dispute, (ii) any litigation against or investigation by a third party, or (iii) any other business purpose requiring access to such books, records, information or employees. The party requesting any such books, records, information or employees shall bear all of the out-of-pocket costs and expenses (including without limitation attorney's fees, but excluding reimbursement for salaries and employee benefits) reasonably incurred in connection with providing such books, records, information or employees.
                           (b)      Seller  shall  permit  Purchaser's
accountants to prepare audited financial statements of the Business to the extent required for SEC filings of Purchaser or its affiliates. Seller and its representatives shall reasonably cooperate, to the extent necessary, with Purchaser's accountants in the preparation of such financial statements.
                  9.3 Confidentiality. The parties hereto agree to maintain the confidentiality of all of the terms and conditions of this Agreement and the transactions contemplated hereby and all information acquired or held by either party in relation to the Business regardless of whether this Agreement closes. If this Agreement fails to close for any reason, Purchaser shall return to Seller, without retaining a copy thereof, any and all information including all schedules, documents or other written information obtained from Seller in connection with this Agreement and the transactions contemplated hereby.
         Following the Closing Date, Seller shall maintain the confidentiality of all information relating to the Business prior to the Closing Date and shall not use such information for any purpose other than as expressly authorized in writing after the Closing Date by the Purchaser. Notwithstanding anything hereinabove to the contrary, the obligations imposed upon the Seller herein shall not apply to information:
                  (a)      which is publicly available prior to the date hereof;
or
                  (b) which hereafter becomes available to the public through no wrongful act of the Seller; or
                  (c) which was or is received from a third party without restriction, not in violation of an agreement of confidence and without breach of this Agreement; or
                  (d) which is disclosed pursuant to a requirement or request of a government agency, arbitrator or court.
                  9.4 Brokers. Each party represents to the other that it has not utilized the services of any broker or other finder in connection with the purchase and sale of the Assets and there are no fees, commissions or other payments due to anyone for such services. Seller and Purchaser shall each indemnify and hold the other harmless in accordance with the indemnification provisions of Article 13 from and against all claims for a brokerage commission arising out of a breach of their respective representation under this Subsection.
                  9.5 Communications With Customers. Within seven (7) days after the Closing, the parties will send a joint letter or, at Purchaser's option, Purchaser may send its own independent letter, to each of Seller's customers of the Business announcing the sale of the Business, identifying the Purchaser and relating such other information as may be deemed appropriate. Seller and Purchaser shall use their best efforts to terminate each Client Contract and Seller shall cooperate with Purchaser in its efforts to cause such clients to enter into an agreement with Purchaser on substantially similar terms and conditions (the "Purchaser Client Contracts"). 9.6 Further Assurances. At or after the Closing, Seller shall also execute and deliver, at Seller's expense, such further instruments of conveyance, sale, assignment or transfer, and shall take or cause to be taken such other or further action, as Purchaser shall request at any time or from time to time in order to vest, confirm or evidence in Purchaser title to all or any part of the Assets intended to be conveyed, sold, transferred, assigned and delivered to Purchaser under and in accordance with this Agreement.
                  9.7 Non-competition. For a period of eighteen (18) months from and after the Closing Date, the Seller will not engage directly or indirectly in the Business within the State of New York. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 9.7 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.
         10. Bulk Sales. Seller and Purchaser waive compliance with the provisions of Article VI of the Uniform Commercial Code relating to bulk sales in connection with this Agreement, and Seller will indemnify Purchaser for any loss or damage incurred by Purchaser due to the failure to comply with such bulk sale provisions contained in such Article of Uniform Commercial Code, (all as provided in Article 13 of this Agreement.) Nothing in this Section shall stop or prevent Seller or Purchaser from asserting as a bar or defense to any action brought under such bulk sales law that it is not applicable to the sale contemplated by this Agreement.
         11. Conditions Precedent to the Seller's Obligations. All obligations of Seller under this Agreementare subject to the fulfillment, at Seller's option, at or before the Closing, of each of the following conditions:
                  11.1 Representations and Warranties. All representations and warranties of Purchaser contained in this Agreement and in any written statement, exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct as at the Closing Date, as if made at the Closing and as of the Closing Date.
                  11.2 Covenants. Purchaser shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.
                  11.3 Litigation Affecting Closing. On the Closing Date no suit, action, or other proceeding shall be threatened or pending before any court, arbitration body or governmental agency in which it is sought to restrain, prohibit, or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.
                  11.4 Service Agreement. Purchaser shall have entered into a Service Agreement, in the form of attached hereto as Exhibit K, to provide warranty service to customers of the Business who purchased goods from Seller prior to the Closing, to provide natural gas station maintenance services and to provide such other services as may be specified therein.
         12. Conditions Precedent to Purchaser's Obligations. All obligations of Purchaser under this Agreement are, at Purchaser's option, subject to the fulfillment at or before the Closing of the following conditions:
                  12.1 Representations and Warranties. All representations and warranties of Seller contained in this Agreement and in any written statement, exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct as at the Closing Date, as if made at the Closing and as of the Closing Date.
                  12.2 Covenants. Seller shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.
                  12.3 Litigation Affecting Closing. On or before the Closing Date no suit, action, or other proceeding shall be threatened or pending before any court, arbitration body or governmental agency in which it is sought to restrain, prohibit, or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.
                  12.4 Service Agreement. Seller shall have entered into a Service Agreement, in the form of attached hereto as Exhibit K, whereby Seller engages Purchaser to provide warranty service to customers of the Business who purchased goods from Seller prior to the Closing, to provide natural gas station maintenance services and to provide such other services as may be specified therein.
                  12.5 Financial Due Diligence. Purchaser shall be reasonably satisfied with the results of its financial due diligence.
         13.  Indemnification.
                  13.1 Indemnification Obligations. From and after the date hereof, Seller, will reimburse, indemnify and hold harmless Purchaser in against and in respect of:
                  (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by Purchaser that result from, relate to or arise out of:
                           (i) any and all actions,  claims,  suits,  demands,
litigation, governmental or other proceedings, labor disputes, arbitration actions, governmental audits, inquiries, investigations, criminal prosecutions, investigations of unfair labor practice charges or complaints (collectively, "Actions") against the Purchaser that relate to the Business or the Assets in which the principal event giving rise thereto occurred prior to the Closing Date, or which result from or arise out of any action or inaction prior to the Closing Date of Seller or any director, officer, employee, shareholder, agent or representative of Seller; or
                           (ii) any  misrepresentation,  breach of warranty or
non-fulfillment of any agreement or covenant on the part of Seller under this Agreement; and
                  (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) of Purchaser incident to any of the foregoing or to the enforcement of this Article 13.
                  13.2 General Indemnification Obligation of Purchaser.2.3 General Indemnification Obligation of Purchaser.2.3 General Indemnification Obligation of Purchaser.2.3 General Indemnification Obligation of Purchaser. From and after the date hereof, Purchaser will reimburse, indemnify and hold harmless Seller and its successors or assigns against and in respect of:
                  (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by Seller that result from, relate to or arise out of:
                                    (i) any and all  Actions  against the Seller
that relate to the Assets in which the principal event giving rise thereto occurred on or after the Closing Date or which result from or arise out of any action or inaction prior to the Closing Date of Purchaser or any director, officer, employee, shareholder, agent or representative of Purchaser; or
                                    (ii) any  misrepresentation,  breach  of
warranty or non-fulfillment of any agreement or covenant on the part of Purchaser under this Agreement; and
                      (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) of Seller incident to any of the foregoing or to the enforcement of this Article 13.
                  13.3 Method of Asserting Claims, Indemnitee.2.4 Method of Asserting Claims, Etc.2.4 Method of Asserting Claims, Etc.2.4 Method of Asserting Claims, Etc.
                  (a) In the event that any claim or demand for which a party (the "Indemnitor") would be liable to indemnify another party hereunder (the "Indemnitee")is asserted against or sought to be collected from the Indemnitee by a third party, such Indemnitee shall notify Indemnitor of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). Indemnitor shall thereupon, at its sole cost and expense, defend such Indemnitee against such claim or demand with counsel reasonably satisfactory to such Indemnitee.
                      (b) The Indemnitor shall not, without the prior written consent of such Indemnitee, consent to the entry of any judgment against such Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof (i.e., there being no requirement that such Indemnitee pay any amount of money or give any other consideration), the giving by the claimant or plaintiff to such Indemnitee of a release, in form and substance satisfactory to such Indemnitee, from all liability in respect of such claim or litigation. If such Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If, in the reasonable opinion of such Indemnitee, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a materially adverse effect on the business, operations, assets, properties or prospects of such Indemnitee, then such Indemnitee shall have the right to control the defense or settlement of any such claim or demand and its costs and expenses shall be included as part of the indemnification obligation of Indemnitor; provided, however, that such Indemnitee shall not settle any such claim or demand without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld or delayed. If such Indemnitee should elect to exercise such right, the Indemnitor shall have the right to participate in, but not control, the defense or settlement of such claim or demand at its sole cost and expense.
                      (c) The term Indemnitee as used in this Article 13 shall also include the employees, officers and shareholders of the respective parties, it being the intent of the parties that the rights and benefits of an Indemnitee hereunder shall inure to the benefit of such employees, officers and shareholders to the extent an such claim or demand is asserted against any of them in their individual capacities.
                  13.4 Payment; Right of Setoff.2.5 Stock Escrow Agreement. In order to provide further security for the indemnification rights of the Indemnified Purchaser Party under this Article IX, the Preferred Shares shall be held in escrow for a period of one (1) year from the Closing Date and disposed of as provided in the Stock Escrow Agreement described in Section 5.11.1 hereof.9.3 Payment; Right of Setoff.2.5 Stock Escrow Agreement. In order to provide further security for the indemnification rights of the Indemnified Purchaser Party under this Article IX, the Preferred Shares shall be held in escrow for a period of one (1) year from the Closing Date and disposed of as provided in the Stock Escrow Agreement described in Section 5.11.1 hereof.9.3 Payment; Right of Setoff.2.5 Stock Escrow Agreement. In order to provide further security for the indemnification rights of the Indemnified Purchaser Party under this Article IX, the Preferred Shares shall be held in escrow for a period of one (1) year from the Closing Date and disposed of as provided in the Stock Escrow Agreement described in Section 5.11.1 hereof.9.3 Payment; Right of Setoff. Within ten (10) days after such determination of liability under this
Article 13 and written notification to Indemnitor thereof, Indemnitor shall pay to the Indemnitee the amount of any such claim for indemnification. Further, pending final determination of any claims, demands or disputes in accordance with the provisions of Article 13, Indemnitee shall have the right to withhold from any amounts due pursuant to this Agreement or any other agreement between Seller and Purchaser the amount of such claims, demands and/or disputes. Upon the final payment in full of any claim, either by setoff or otherwise, the Indemnitor shall be subrogated to the rights of the Indemnitee against any person, firm or corporation with respect to the subject matter of such claim.
                  13.5 Other Rights and Remedies Not Affected.4 Other Rights and Remedies Not Affected.4 Other Rights and Remedies Not Affected.4 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this
Article 13 are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including, without limitation, the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.
         14. Risk of Loss. Except for supplies expended in the ordinary course of business, if a significant part of the Assets are damaged or destroyed by fire, explosion, flood, lightning, or other natural disaster prior to closing, Seller or Purchaser shall be entitled to terminate this Agreement completely.
         15.  Miscellaneous.
                  15.1 Expenses. Except as otherwise specifically provided in this Agreement, each of the parties shall bear its own expenses in connection herewith and with respect to any transactions and negotiations contemplated hereby, whether or not consummated for any reason.
                  15.2 Sales, Transfer and Documentary Taxes. Purchaser shall pay all federal, state and local sales, documentary and other transfer taxes, if any, due as a result of the purchase, sale and transfer of the Assets in accordance herewith whether imposed by law on Seller or Purchaser and Purchaser shall indemnify, reimburse and hold harmless Seller in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.
                  15.3 Publicity. Neither party may make any press releases, announcements and other public disclosures regarding the transactions contemplated hereby without the written consent of the other party, provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable efforts to advise the other Party prior to making the disclosure).
                  15.4 Equitable Relief. The unauthorized use or disclosure by Purchaser of any restricted or confidential information prohibited under Section
9.3 hereof would cause irreparable injury to Seller and therefore, Purchaser agrees that Seller shall be entitled, in addition to any other remedies or damages available to Purchaser, to seek an injunction to restrain violation of this Subsection by Purchaser or any of its agents or employees.
                  15.5 Entire Agreement. This Agreement, including the schedules and exhibits attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.
                  15.6 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:




If to Seller at:
New York State Electric & Gas Corporation
Corporate Drive-Kirkwood Industrial Park
P.O. Box 5224
Binghamton, New York 13902-5224
Attention: Manager Research & Development
Telecopier: (607) 762-4002

If to Purchaser:
Alternative Energy Technologies, Inc.
c/o  Save On Energy, Inc.
Airport Industrial Center
4851 Georgia Highway 85, Suite 210
Forest Park, GA     30297
Attention:  Ricky D. Davis
Telecopier:  (404) 765-0171

With a copy to:
Membrado & Montell, LLP
535 West 34th Street
2nd Floor
New York, NY  10001
Attention: Scott Montell, Esq.
Telecopier: (646) 792-2258

or at such other address as any party may specify by notice given to the other party in accordance with this Section.
                  15.7 Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.
                  15.8 Successors and Assigns; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party.
                  15.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.
                  15.10 Facsimile Signatures. Signatures hereon which are transmitted via facsimile shall be deemed original signatures.
                  15.11 Representation by Counsel; Interpretation. Purchaser acknowledges that it has been represented by counsel or has had the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule or law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by such parties. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties hereto.
                  15.12 Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.
                  15.13 Survival. The terms and provisions of this Agreement, to the extent necessary or contemplated, shall survive the Closing of this Agreement. Without limiting the foregoing, it is expressly agreed that all disclaimers of warranty and disclaimers of representations contained in this Agreement, including, without limitation, those set forth in Sections 5.1 and
7.5 hereof, shall survive Closing.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year first above written.


             SELLER:
             New York State Electric & Gas Corporation
             By:   /s/   Dennis R. Urgento
                --------------------------
                         Dennis R. Urgento, Vice President-Customer
                         Engineering & Delivery


             PURCHASER:
             Alternative Energy, Inc.

             By:  /s/ Robby Davis
                -----------------
                      Robby Davis, Chief Financial Officer

                                   EXHIBIT 2.2
                             SECURED PROMISSORY NOTE

                      ALTERNATIVE ENERGY TECHNOLOGIES, INC.
                             SECURED PROMISSORY NOTE

USD$307,800                                             As of  December __, 2001
                                                                    New York, NY

         WHEREAS, the parties hereto entered into a Asset Purchase Agreement dated as of October 29, 2001, pursuant to which Alternative Energy Technologies, Inc. agreed to purchase certain of the assets of New York State Electric & Gas Corporation (the "Asset Purchase Agreement"); and

         WHEREAS, terms used herein but not defined shall have the meaning assigned to them in the Asset Purchase Agreement; and

         WHEREAS, pursuant to the terms Asset Purchase Agreement the Closing was scheduled to occur on November 1, 2001 and the Purchase Price was payable in full at the Closing; and

         WHEREAS, AET requested that the Closing be postponed and that the Purchase Price be paid in installments; and

         WHEREAS, NYSEG is willing to accept AET's request subject to various terms and conditions agreed to by the parties; and

         WHEREAS, the Payee, as hereinafter defined, has agreed, at the request of the Maker, to accept payment for the Assets in accordance with the terms of this Secured Promissory Note;

         NOW THEREFORE,

         FOR VALUE RECEIVED, ALTERNATIVE ENERGY TECHNOLOGIES, INC., a New York corporation (the "Maker"), having an address at Airport Industrial Center, 4851 Georgia Highway 85, Suite 210, Forest Park, GA 30297, (the "Maker") , hereby promises to pay to the order of NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York transportation corporation (the "Payee"), having an address at Corporate Drive-Kirkwood Industrial Park, PO Box 5224, Binghamton, New York 13902-5224, or at such other place as the Payee may from time to time designate in writing, in immediately available United States funds, the principal sum of THREE HUNDRED AND SEVEN THOUSAND EIGHT HUNDRED DOLLARS ($307,800), together with interest on the outstanding principal balance from the date hereof at the rate of eight percent (8%) per annum from November 1, 2001 (which shall be the effective date of this Note), subject to the terms hereof, payable as follows:

                  I. SEVENTY THOUSAND DOLLARS ($70,000) shall be due and payable on the date hereof, such payment representing a payment of principal and no interest.

                  II. FIFTY THOUSAND DOLLARS ($50,000), together with all accrued interest on the unpaid principal balance hereunder, including, without limitation, accrued interest from November 1, 2001, shall be due and payable on March 31, 2002.

                  III. FIFTY THOUSAND DOLLARS ($50,000), together with all accrued interest on the unpaid principal balance hereunder, shall be due and payable on June 30, 2002.

                  IV. FIFTY THOUSAND DOLLARS ($50,000), together with all accrued interest on the unpaid principal balance hereunder, shall be due and payable on September 30, 2002.

                  V. FIFTY THOUSAND DOLLARS ($50,000), together with all accrued interest on the unpaid principal balance hereunder, shall be payable on December 31, 2002.

                  IV. The entire unpaid principal balance, together with all accrued interest on the unpaid principal balance hereunder, shall be due and payable on March 31, 2003.

         1. Security. This Note is executed concurrently with a certain Security Agreement (the "Security Agreement") of even date herewith between the Maker and the Payee. Pursuant to the Security Agreement, the Maker has pledged all of its assets as collateral to Payee to secure its prompt and full performance of its obligations hereunder.

         2. Representations & Warranties of Maker. The Maker hereby represents and warrants to the Payee (which representations and warranties shall be deemed to be repeated by the Maker on each day any amounts remain outstanding hereunder) that:

                  (a) Corporate Organization & Standing. It is a corporation duly organized, validly existing, and in good standing under the laws of New York.

                  (b) Corporate Power & Authority. It has full corporate power and authority to perform its obligations hereunder.

                  (c) Due Authorization, Execution and Delivery. It has taken all requisite corporate and other action to authorize the execution, delivery and performance of this Note and the transactions contemplated hereby. This Note has been duly executed and delivered by it.

                  (d) Binding Obligations; No Violation. This Note constitutes a legal, valid and binding obligation of Maker, enforceable against Maker in accordance with its terms. The execution, delivery and performance of this Note and the payment of all amounts due hereunder by Maker will not (i) violate any provision of its Certificate of Incorporation or Bylaws, (ii) conflict with or result in the breach of any material provision of, or give rise to a default under, any agreement with respect to indebtedness or of any other material agreement to which Maker is a party or by which it or any of its properties or assets are bound or (iii) conflict with any law, statute, rule or regulation or any order, judgment or ruling of any court or other agency of government to which it is subject or any of its properties or assets may be bound or affected.

                  (e) Proceedings. There are no legal actions, suits, arbitration proceedings, official investigations or other proceedings pending or threatened against the Maker that if adversely determined would materially affect the financial condition of Maker or the validity or enforceability of, or Maker's ability to perform its obligations hereunder.

         3. Acceleration. In the event the Maker shall fail to make any payment due hereunder and such failure shall continue unremedied for a period of five
(5) days following written notice to Maker by Payee of such default then the Payee may, by written notice to the Maker, declare the entire unpaid principal amount of this Note then outstanding to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

         4.       Miscellaneous.

         Notwithstanding anything to the contrary contained in this Note, the rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law.

This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The Maker and any endorsers hereof, for themselves and their respective representatives, successors and assigns, expressly (a) waive presentment, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that the Payee may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Note, and/or may release any guarantor, and/or may extend the time for payment and/or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

         All payments made hereunder shall be applied first to payment of interest on the principal balance outstanding hereunder from time to time and then to principal.

         Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered, when mailed by registered or certified mail (postage prepaid, return receipt requested), or by overnight mail or courier, or when sent by facsimile transmission to the Maker at its address stated herein or at such other address of which it shall have notified the Payee in writing as aforesaid.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding conflict of law principles thereof.


                                                     ALTERNATIVE ENERGY
                                                     TECHNOLOGIES,     INC.


                                                     By:   /s/ Robert Stiles
                                                        ---------------------
                                                        Name:  Robert Stiles
                                                        Title:    President

                                   EXHIBIT 2.3
                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Agreement"), made as of the ___ day of December, 2001, by and between ALTERNATIVE ENERGY TECHNOLOGIES, INC., a New York corporation ("AET"), and NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York corporation ("NYSEG").

         WHEREAS, the parties hereto entered into a Asset Purchase Agreement dated as of October 29, 2001 pursuant to which AET agreed to purchase certain of the assets of NYSEG (the "Asset Purchase Agreement"); and

         WHEREAS, terms used herein but not defined shall have the meaning assigned to them in the Asset Purchase Agreement; and

         WHEREAS, pursuant to the terms Asset Purchase Agreement the Closing was scheduled to occur on November 1, 2001 and the Purchase Price was payable in full at the Closing; and

         WHEREAS, AET requested that the Closing be postponed and that the Purchase Price be paid in installments; and

         WHEREAS, NYSEG is willing to accept AET's request subject to various terms and conditions agreed to by the parties; and

         WHEREAS, as a condition of NYSEG waiving its right to enforce the original Closing Date, AET has agreed to compensate NYSEG for all of the operating expenses, less any revenues generated, in running the Business between November 1, 2001 and the date hereof pursuant to a Tracking Account Agreement of even date herewith by AET for the benefit of NYSEG ("Tracking Agreement"); and

WHEREAS, in partial payment for the Assets to be conveyed pursuant to an Asset Purchase Agreement, AET issued to NYSEG a secured promissory note of even date herewith in the original principal amount of $307,800 (the "Note"); and

     WHEREAS, it is a condition to the consummation of the transactions described herein, AET grants to NYSEG the security interest set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) The term "Obligations" shall mean any and all obligations of AET arising under the Note and the Tracking Agreement.

                  (b) The term "Collateral" shall mean any and all tangible and intangible assets in which AET has or shall have an interest, now or hereafter existing or acquired, and wherever located, together with all additions and accessions thereto and replacements and substitutions thereof and all proceeds and products of the foregoing, including, without limitation, the assets transferred to AET pursuant to the Asset Purchase Agreement.

                  (c) All other terms used herein which are not otherwise defined herein and are defined in the Uniform Commercial Code of the State of New York, or any state where AET's assets are located, as applicable (collectively, the "UCC"), shall have the meanings therein stated.

         2. Grant of Security Interest. AET hereby grants to NYSEG a valid and binding first priority security interest in the Collateral (the "Security Interest") as security for the payment, performance, and observance by AET of the Obligations, which Security Interest shall be senior to any and all other security interests of any kind.

         3. Representations and Warranties. AET represents and warrants to NYSEG as follows:

                  (a) Authority. The execution and delivery by AET of this Agreement, and each of the other documents relating hereto (collectively with this Agreement, the "Security Documents") and the performance of AET's obligations hereunder and thereunder: (i) are within AET's corporate powers;
(ii) are duly authorized by AET's Board of Directors and stockholders, if required; (iii) are not in contravention of the terms of AET"s Certificate of Incorporation or By-laws, or of any indenture, agreement or undertaking to which AET is a party or by which AET or any of its assets or property is bound or affected; (iv) do not, as of the date of execution hereof, require the consent, approval or authorization of or declaration, registration or filing with any governmental body or any nongovernmental person or entity (except for the filing of the UCC-1 and other financing statements and/or this Agreement contemplated hereby; (v) do not contravene any contractual or governmental restriction binding upon AET; and (vi) will not, except as contemplated herein, result in the imposition of any liens, security interests or encumbrances of any nature whatsoever (collectively, "Liens") upon any assets or property of AET under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which AET is a party or by which it or any of its assets or property may be bound or affected.

                  (b) Binding Effect. The Security Documents have been duly executed and delivered on behalf of AET and constitute the legal, valid and binding obligations of AET enforceable against AET in accordance with their terms.

                  (c) Full Disclosure. No representation or warranty in this Agreement contains, or will contain, any untrue statement of any material fact as of the date when made or omits, or will omit, to state any material fact as of the date when made or omits, or will omit, to state any material fact necessary to make the statements herein or therein not misleading as of the date when made; there is no fact known to AET that has not been disclosed to NYSEG in writing which materially and adversely affects or would materially and adversely affect the business, financial condition or operations of AET.

         4. Affirmative Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless NYSEG shall otherwise consent in advance and in writing:

                  (a)      Perfection of Security Interest.

                           (i)      AET will,  from time to time, do whatever
NYSEG may reasonably request by way of obtaining, executing, delivering and/or filing financing statements, copyright mortgages, patent collateral assignments and the like, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as NYSEG may request, in order to create, perfect and maintain valid continuing Liens upon the Collateral consistent with the Security Interest and as contemplated by this Agreement.

(ii) AET hereby irrevocably appoints NYSEG as its lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of AET, such financing statements, assignments, notices, pledges and other documents and agreements, and to take such other actions as NYSEG may deem reasonably necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any applicable law, and NYSEG is hereby authorized to file on behalf of and in the name of AET, at AET's expense, such financing statements, assignments, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to NYSEG, in its discretion, in those jurisdictions where the same is permitted, to file one or more financing statements (including amendments and renewals thereof) under the UCC or similar law or under federal and/or foreign patent, copyright and/or trademark law signed only by NYSEG, naming AET as debtor and naming NYSEG as secured party and indicating therein the types, or describing the items, of the Collateral. This power of attorney is coupled with an interest and irrevocable while any of the Obligations shall remain unpaid.

                  (b)      Tax Obligations.

                           (i)      AET shall file all tax and  information
returns and reports required by all applicable taxing authorities (all prepared in accordance with applicable law), pay or cause to be paid all license fees and related taxes and charges, and pay or cause to be paid all income, employment, real and personal property taxes and other governmental taxes and charges assessed against AET, or payable by AET, at such times and in such manner as to prevent any penalty or interest from accruing thereon, or any Lien or charge from attaching to the Collateral; provided that AET shall have the right to contest any such fees, premiums, taxes and charges prior to the payment thereof for so long as such contest is pursued diligently and in good faith by appropriate proceedings.

                           (ii)     AET shall  notify  NYSEG  promptly  (and in
no event later than fifteen (15) days) after becoming aware of the intent of the Internal Revenue Service or other taxing authority (the "Taxing Authority") to assert a deficiency with respect to it, and shall promptly (and in no event later than fifteen (15) days following receipt of any notice of deficiency) inform NYSEG of such proposed deficiency and deliver to NYSEG a copy of any notices of deficiency received from the Taxing Authority. If NYSEG so requests, and if there is a reasonable legal basis therefor, AET shall take all reasonable actions necessary to contest such claimed deficiency and shall appoint outside tax counsel reasonably acceptable to NYSEG to contest such claims of deficiency and shall direct such counsel to consult with and to provide NYSEG with periodic status reports and assessments of the legal merits of the contest. At NYSEG's request, such contest shall continue through the appropriate administrative and court procedures, including appeals therefrom, until such outside tax counsel informs AET that further contest would be inadvisable taking into account all factors (including any settlement or compromise proposed by the Taxing Authority).

                  (c) Further Assurances. AET shall at any time or from time to time execute and deliver such further instruments and documents and take such further action as may reasonably be requested by NYSEG to carry out, to NYSEG's reasonable satisfaction, the transactions contemplated by Security Documents.

                  (d) Indemnification. AET shall indemnify, defend and hold harmless NYSEG and its officers, directors, agents and employees from and against all losses, costs, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses, including reasonable attorneys' fees and costs, arising out of (i) the execution or consummation of this Agreement and the other Security Documents; (ii) the operation or maintenance of any of the Collateral; or (iii) any aspect of, or any transaction contemplated by or referred to in, or any matter related to, this Agreement, in each case whether or not AET or such holder is a party thereto, except to the extent such losses, cost, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses are directly caused by the gross negligence or willful misconduct of NYSEG or such holder or their respective agents, servants or employees. AET shall assume the settlement and defense of any suit or other legal proceeding brought to enforce any of the foregoing (with counsel reasonably satisfactory to NYSEG), and shall pay all judgments entered in any such suit or legal proceeding. AET shall not compromise or settle any such suit or other legal proceeding without the prior written consent of NYSEG, which consent shall not be unreasonably withheld or unduly delayed. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the termination of this Agreement.

         5. Negative Covenants. From and after the date hereof, and continuing so long as any of the Obligations shall remain unpaid, unless NYSEG shall otherwise consent in advance and in writing:

                  (a) Liens. AET will not create or suffer to exist any Lien upon or with respect to the Collateral which is superior in rank to the Lien created hereby, except Liens in favor of NYSEG.

                  (b) Amendments. AET will not request, permit or consent to any amendment to its Certificate of Incorporation, By-Laws or other organizational documents, which amendment could have a material adverse effect on the Security Interest or otherwise on NYSEG in its capacity as a secured party under this Agreement.

         6. Inspection and Audit. From and after the date hereof, and continuing so long as any of the Obligations shall remain unpaid, AET will permit NYSEG, or any person designated by NYSEG in writing, from time to time hereafter, to enter AET's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during all business hours upon not less than three (3) business days' prior notice, and, without hindrance or delay (provided that NYSEG or such designees shall not unreasonably disrupt the day-to-day operations of AET), (i) to inspect, audit, check and make copies of and extracts from AET's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, the Security Interest and the Security Documents to an extent within its own discretion, (ii) to take such steps as AET deems reasonably necessary to verify the accuracy and completeness of the foreoing, and (iii) to reasonably discuss any issues relating thereto with any of NYSEG's officers, directors or outside auditors.

         7. Remedies on Default. Upon the occurrence of any one or more defaults under the Note, NYSEG shall have the following rights and remedies in addition to all rights and remedies of a secured party under the UCC, federal and/or foreign patent, copyright and/or trademark law or other applicable statute or rule, in any jurisdiction in which enforcement is sought, all such rights and remedies being cumulative and not exclusive:

                  (a) Collateral. (i) NYSEG may at any time and from time to time, with or (if and to the extent permitted by applicable law) without process of law and with or (if and to the extent permitted by applicable law) without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by AET, take or otherwise put itself in possession of the Collateral; and/or dispose of all or any part of the Collateral located on any premises of AET or its agents; and/or require AET to assemble and make available to NYSEG all or any part of the Collateral at any place and time reasonably designated by NYSEG; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose in good faith of, the Collateral or any part thereof in its existing condition on commercially reasonable terms or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition, for cash, upon credit or for future delivery, and in connection therewith NYSEG may grant options, at such place or places and time or times and to such persons, firms or corporations on commercially reasonable terms as NYSEG deems appropriate, and without demand for performance, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner. Provided notice has been given in accordance herewith, failure of AET to contest within a reasonable period on the grounds of commercial reasonability shall be deemed a waiver of said defense.

                           (ii) If any of the  Collateral  is sold by NYSEG
upon credit or for future delivery, NYSEG shall not be liable for the failure of the purchaser to pay for the same and, in the event of any such failure, NYSEG may, in accordance with any applicable credit or related agreements, resell such Collateral. NYSEG may buy any part or all of the Collateral at any public sale and, if any part of the Collateral is of a type which is the subject of widely distributed standard price quotations, NYSEG may buy at a private sale, all free from any equity or right of redemption, which is hereby waived and released by AET, and NYSEG may make payment therefor (by endorsement without recourse) in notes of NYSEG.

                           (iii)  NYSEG  may  apply  the cash  proceeds
actually received from any sale or other disposition of the Collateral in accordance herewith to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, reasonable legal fees and expenses, court costs, collection charges, travel and other expenses which may be incurred by NYSEG in attempting to collect the Obligations or to enforce this Agreement and realize proceeds upon conversion of the Collateral, or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order as to principal and/or interest due as NYSEG may in its sole reasonable discretion determine; and AET shall at all times be and remain liable and, after crediting the net proceeds of sale or other disposition as aforesaid, will pay NYSEG on demand any deficiency remaining, including interest thereon and the balance of any expenses at any time unpaid, with any surplus to be paid to AET, subject to any duty of NYSEG to the holder of any subordinate security interest in the Collateral known to NYSEG, but only to the extent required by law.

                  (b) Proceeds. Any of the proceeds of the Collateral received by AET shall not be commingled with other property of AET, but shall be segregated, held by AET in trust for NYSEG as the exclusive property of NYSEG, and AET will immediately deliver to NYSEG the identical checks, moneys or other proceeds of Collateral received, and NYSEG shall have the right to endorse the name of AET on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. AET hereby designates, constitutes and appoints NYSEG and any designee or agent of NYSEG as attorney-in-fact of AET, irrevocably and with power of substitution, to endorse the name of AET on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into NYSEG's possession; to sign the name of AET on any invoices, documents, drafts against account debtors of AET, assignments, requests for verification of accounts and notices to debtors of AET; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of NYSEG to carry out and enforce this Agreement. Said attorney or designee shall not be liable for any acts or commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and irrevocable while any of the Obligations shall remain unpaid.

         8. Liability Disclaimer. Except for reasonable care of Collateral in its possession, if any, under no circumstances whatsoever shall NYSEG be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceeding arising out of or relating thereto. NYSEG shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including, but not limited to, any action necessary to preserve its or AET's rights against prior parties to any of the Collateral. NYSEG shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral (except for reasonable care of Collateral in its possession), or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of NYSEG or AET, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at AET's sole risk at all times. AET hereby releases NYSEG from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by NYSEG with respect thereto, except for such claims, causes of action, demands and/or actions directly caused by NYSEG's gross negligence or willful misconduct, and AET agrees to defend and hold NYSEG harmless from and with respect to any and all such claims, causes of action and demands, except for such claims, causes of action, demands and/or actions directly caused by NYSEG's gross negligence or willful misconduct. NYSEG's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations.

         9. Nonwaiver. No failure or delay on the part of NYSEG in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by NYSEG of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         10. Waivers. AET hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, AET hereby waives the right to a trial by jury and AET hereby waives any and all rights of setoff and rights to interpose counterclaims of any nature except for counterclaims which are compulsory or which would be lost for failure to be raised.

         11. Binding Effect. This Agreement and all Obligations of AET hereunder shall be binding upon the successors or assigns of AET, and shall, together with the rights and remedies of NYSEG hereunder, inure to the benefit of NYSEG and its successors, endorsees and assigns.

         12. Application of Payments. In addition to its other rights herein, NYSEG shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations. To the extent that AET makes a payment or payments to NYSEG or NYSEG receives any payment or proceeds of any security for such Obligations for AET's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by NYSEG.

         13. Consent to Jurisdiction. AET agrees that (i) any state or federal court within the State of New York shall have personal jurisdiction over AET, and (ii) service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to AET at AET's address set forth below, and service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted as aforesaid, AET hereby waiving personal service thereof. Nothing in this paragraph shall affect the right of NYSEG to serve legal process in any other manner permitted by law or affect the right of NYSEG to bring any action or proceeding against AET or its property in the courts of any other jurisdiction. AET and NYSEG agree that any claim or suit between or among the parties hereto involving this Agreement, any of the other Security Documents or any transactions contemplated hereby or thereby shall be brought in and decided by the state or federal courts located in New York County, New York.

         14. Entire Agreement. This Agreement and the schedules attached hereto constitutes the entire agreement of the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the matters set forth in this Agreement. The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

         15. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or telecopier to the addresses set forth in the Asset Purchase Agreement or at such other address as any party may specify by notice given to the other party in accordance with this paragraph 15.

         16. Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York applicable to agreements performed wholly within such state. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

17. Headings. The section headings of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

         18.      Counterparts.     This Agreement may be executed in two or
more counterparts for the convenience of the parties hereto, each of which executed counterparts shall be deemed an original but all of such executed counterparts shall be considered one and the same agreement.

         19.      Facsimile  Signatures.   Signatures hereon which are
transmitted via facsimile shall be deemed original signatures.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                 NEW YORK STATE ELECTRIC & GAS       CORPORATION
                 By:   /s/ Dennis R. Urgento
                      -----------------------
                           Dennis R. Urgento, Vice President-Customer
                           Engineering & Delivery

                 ALTERNATIVE ENERGY TECHNOLOGIES, INC.

                 By:   /s/ Robert Stiles
                      -------------------
                           Robert Stiles, President

                                   EXHIBIT 2.4
                                    GUARANTY

     THIS GUARANTY ("Guaranty"), dated as of this __ day of December, 2001, is made by SAVE ON ENGERGY, INC. (the "Guarantor"), a Georgia corporation having a principal place of business located at Airport Industrial Center, 4851 Georgia Highway 85, Suite 210, Forest Park, GA 30297 in favor of NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York transportation corporation, having an address at Corporate Drive-Kirkwood Industrial Park, PO Box 5224, Binghamton, New York 13902-5224 ("NYSEG").

     WHEREAS, the Guarantor is the parent corporation and sole shareholder of Alternative Energy Technologies, Inc., a Georgia corporation ("Buyer"); and

     WHEREAS, in partial payment for the purchase of certain assets from NYSEG pursuant to a Bill of Sale and other transfer documents of even date herewith, Buyer issued to NYSGEG a secured promissory note of even date herewith in the original principal amount of 307,800 (the "Note"); and

       WHEREAS, in connection with said purchase, Buyer also executed a Tracking Account Agreement of even date herewith for the benefit of NYSEG ("Tracking Agreement"); and

     WHEREAS, it is a condition to the consummation of the foregoing transactions that the Guarantor guarantee any and all of the obligations of Buyer under the Note and the Tracking Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other and further consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

     1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to NYSEG the full and prompt payment of all amounts which may be presently due and owing and all sums which shall in the future become due and owing to NYSEG (or its permitted endorsees, successors or assigns) under the Note and the Tracking Agreement, including, without limitation, the payment of principal, interest, and expenses under either or both (collectively, the "Guaranteed Obligations").

     2. Authority. The Guarantor has determined that the execution and delivery of this Guaranty is in its best interests, will create a direct benefit to the Guarantor, is within its powers, and is in furtherance of its business purposes and objectives. The execution of this Guaranty by the undersigned person has been authorized by all necessary corporate action and will not violate the Guarantor's charter or by-laws or any material agreement, instrument, order, judgment or decree to which it is a party or by which it is bound.

     3. Guarantee of Payment. This Guaranty constitutes a guarantee of payment, and not of collection. The liability of the Guarantor hereunder is direct and unconditional, and may be enforced without requiring NYSEG first to resort to any other right, remedy, or security. The Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever, until all of the Guaranteed Obligations shall have been indefeasibly paid in full.

     4. No Impairment. This Guaranty shall not be released, impaired, affected by any modification, extension, amendment, release, or other alteration of any of the Guaranteed Obligations or of any security there for, nor by any agreements or arrangements whatever with Buyer or anyone else, and the liability of the Guarantor hereunder shall apply to the Guaranteed Obligations as so altered, modified.

     5. Primary Obligation. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor (including, without limitation, as a result of Buyer's bankruptcy, reorganization or insolvency, or pursuant to any assignment for the benefit of creditors, receivership, or similar proceeding under any law or with respect to any party, or by any actions of a trustee in any said proceeding) shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be a primary obligation of the Guarantor and nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of the Guaranteed Obligations.

     6. Termination of Guaranty. This Guaranty is a continuing Guaranty which shall remain effective until the Guaranteed Obligations have been satisfied in full.

     7. Default. If the Guarantor should at any time become insolvent or make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against (and not removed within 30 days) or in respect of the Guarantor, or if the Guarantor should at any time liquidate, dissolve, wind up its affairs or cease doing business, or contest, cancel or otherwise terminate the obligations under this Guaranty, then and in any such event, any and all obligations of the Guarantor (including the Guaranteed Obligations, whether or not then due) shall, at the option of NYSEG forthwith become due and payable without notice or other action of any kind by NYSEG any other party.

     8. Disgorgement of Payments. If any claim is ever made on NYSEG for repayment or recovery of any amount or amounts received by NYSEG in payment, or on account of any of the Guaranteed Obligations, and NYSEG repays all or part of such amount(s), the Guarantor shall be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received NYSEG, notwithstanding any termination hereof or any cancellation of any instrument evidencing the Guaranteed Obligations.

     9. Waivers By Guarantor. The Guarantor hereby waives all rights of notice or demand including, without limitation: notice of acceptance hereof and notice of any liability to which it may apply; presentment, demand for payment and protest of any instrument, and notice of dishonor or nonpayment; notice of default or nonpayment by Buyer; and all other notices to which the Guarantor may otherwise be entitled. In addition, the Guarantor waives all suretyship defenses it may have, whether now or in the future. The Guarantor also waives any right to seek contribution, indemnification, subrogation or reimbursement from Buyer, until all of the Guaranteed Obligations have been indefeasibly paid in full.

     10. No Implied Waiver By NYSEG. No act, omission, or delay by NYSEG or course of dealing between NYSEG and the Guarantor and/or Buyer shall constitute a waiver of the rights and remedies of NYSEG hereunder. No single or partial waiver NYSEG of any right or remedy which it may have hereunder shall operate as a waiver of any other right or remedy or of the same right or remedy on a future occasion. All rights and remedies of NYSEG hereunder shall be cumulative, and no such right or remedy shall be exclusive of any other right or remedy.

     11. Amendment. No waiver of any rights hereunder and no modification or amendment of this Guaranty shall be effective unless the same shall be in writing, duly signed on behalf of NYSEG and each such waiver, modification, or amendment, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of NYSEG or the obligations of the Guarantor to NYSEG in any other respect or at any other time.

     12. Notices. All notices, requests, consents, and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth above or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by reputable overnight courier by next day, priority, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid. All notices, requests, consents, and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

     13. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Guaranty shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Guaranty shall nevertheless remain in full force and effect.

     14. Successors and Assigns. This Guaranty and all obligations hereunder shall be binding upon the successors and permitted assigns of the Guarantor and shall, together with the rights and remedies NYSEG hereunder, inure to the benefit of NYSEG and its permitted successors, endorsees and assigns. The rights and obligations of the Guarantor under this Guaranty shall not be assigned by the Guarantor and the rights and obligations of NYSEG under this Guaranty may only be assigned to a permitted Holder (as such term is defined in the Note) of the Note.

     15. Entire Agreement. This Guaranty embodies the entire agreement and understanding between NYSEG and the Guarantor with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation warranty, covenant, agreement, course of dealing, course of conduct, or course of performance of any kind not expressly set forth in this Guaranty shall affect, or be used to interpret, change or restrict, the express terms and provisions of is Guaranty.

     16. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of New York (without giving effect to its conflict of laws). Any legal action or proceeding with respect to this Guaranty may be brought in the courts of New York or of the United States of America for the District of New York, by execution and delivery of this Agreement, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions, and (ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Guaranty. The Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at the address set forth above, or at such other address as the Guarantor may provide to NYSEG from time to time. Nothing herein shall affect the right of NYSEG to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first set forth above.


                                                     SAVE ON ENERGY, INC.


                                                     By:   /s/  Robert Stiles
                                                         --------------------
                                                         Name:  Robert Stiles
                                                       Title:   President

                                  EXHIBIT 10.1
                            STOCK PURCHASE AGREEMENT (Composite Version)

         Stock Purchase Agreement (the "Agreement") made as of this 10th day of December, 2001, by and between Save On Energy, Inc., a Georgia corporation with its principal place of business located at Airport Industrial Center, 4851 Georgia Highway 85, Suite 210, Forest Park, GA 30297 (the "Corporation"") and SWI Holdings, Limited, a Corporation organized under the laws of Bermuda (the "Investor").

                                R E C I T A L S :

         WHEREAS, the Corporation desires to sell and the Investor desires to purchase, for the consideration set forth herein, subject to the terms and conditions of this Agreement, (i) 2,600,000 shares (the "Shares") of the common stock of the Corporation, par value $.001 per share (the "Common Stock"), and
(ii) a warrant (the "Warrant") to purchase up to 250,000 additional shares of Common Stock (the "Warrant Shares"), such warrant to be substantially in the form attached hereto as Exhibit A.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                    SECTION 1
                                 SHARE PURCHASE

Subject to and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement, the Corporation shall sell, transfer, convey, assign and deliver to the Investor, and the Investor shall purchase from the Corporation, the Shares and the Warrant, free and clear of all title defects, objections, liens, pledges, claims, options, charges, security interests or encumbrances of any nature whatsoever (collectively, "Encumbrances").

                                    SECTION 2
                                  CONSIDERATION

The Investor agrees to pay to the Corporation the aggregate amount of FIVE HUNDRED THOUSAND DOLLARS (USD$500,000) in immediately available funds in consideration of the Shares and the Warrant, such amount to be payable as follows:

(i) ONE HUNDRED THOUSAND (USD$100,000) shall be payable at the Closing (the "Closing Amount");

(ii) TWO HUNDRED THOUSAND (USD$200,000) shall be payable on or before December 7, 2001; and

(iii) TWO HUNDRED THOUDSAND (USD$200,000) shall be payable on or before January 15, 2002.






                                    SECTION 3
                                     CLOSING

                  3.1 Closing. A closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Membrado Montell, LLP or such other mutually agreeable location at 10:00 A.M. on the date hereof.

                  3.2      Action at the Closing.    At the Closing, the parties
shall take the following actions:

                           (a)      The  Corporation  shall  deliver,  or cause
the following to be delivered,  to the Investor:

                                    (i)      stock certificates representing the
Shares in the name of Investor or its designees;
                                    (ii)     the Warrant; and
                                    (iii)   such other  documents,  instruments
and certificates as the Corporation shall reasonably request to accomplish the letter and spirit of this Agreement.

                           (b)      The Investor  shall deliver to the
Corporation the Closing Amount in cash as set forth in Section 2(i) of this Agreement.

                                    SECTION 4
                         REPRESENTATIONS OF THE INVESTOR

                  The Investor represents to the Corporation as follows:

                  4.1 Organization. The Investor is a Corporation duly organized, existing, and in good standing under the laws of Bermuda, and has the corporate power to conduct the business which it conducts and proposes to conduct, and is qualified to do business in each jurisdiction in which it is required to be so qualified.

                  4.2 Due Authorization. The Investor has the complete power to execute and deliver this Agreement, and consummate all of the transactions contemplated hereby. This Agreement constitutes the valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

                  4.3 No Violation. Neither the execution, delivery nor consummation of the Agreement by the Investor, will, with the passage of time, the giving of notice, or otherwise, result in a material violation or breach of, or constitute a default under, any term or provision of any law, rule, regulation, order, decree, judgment, indenture, mortgage, deed of trust, lease, instrument, contract, agreement or other restriction to which the Investor is a party or to which the Investor, or its property is subject or bound.

                  4.4 Receipt and Review of Certain Information. The Investor has had a thorough and adequate opportunity to ask questions of the Corporation, or a person or persons acting on its behalf, concerning the Corporation and the terms and conditions of the investment described in this Agreement, and all such questions have been answered to the full satisfaction of the Investor. The Investor has also had the opportunity to review any documents relating to the Corporation that its representatives have requested and to otherwise conduct due diligence, and such due diligence review has been fully satisfactory to the Investor. The Investor understands and acknowledges that the Corporation cannot provide assurances with respect to any projections or predictions as to the future business or financial performance of the Corporation.

                  4.5 Risk Associated with Investment in the Common Stock. The Investor recognizes that an investment in the Common Stock involves a high degree of risk for an indefinite period of time, and it has taken full cognizance of and understands all of the risks related thereto.

                  4.6 Not an Underwriter. The Investor is not an "underwriter"' as defined in Section 2(a)(11) of the Securities Act, and is acquiring the Common Stock for investment purposes only.

                  4.7 Financial Ability. The Investor has the financial ability to bear the economic risk of its investment, including a total loss of the investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Shares or the Warrant Shares (to the extent that the Warrant is exercised). The Investor recognizes that the purchase of Common Stock involves a high degree of risk in that:

(i) an investment in the Corporation is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Corporation and the Common Stock;

(ii)    an investor may not be able to liquidate his, her or its investment; and

(iii) in the event of a disposition, an investor could sustain the loss of his, her or its entire investment.

                  4.8 Brokers. The Investor agrees to indemnify and hold harmless the Corporation from liability for any compensation to any finder, broker, agent, financial advisor or other intermediary retained by it in connection with the transactions contemplated by this Agreement and the fees and expenses of defending against such liability or alleged liability.

                  4.9      Regulation S.

                           4.9.1    Exemption from Registration  Requirements.

The Investor understands that neither the Shares the Warrant, nor the Warrant Shares have been registered under the Securities Act, but that the Shares and the Warrant have been issued, and the Warrant Shares shall be issued, if at all, by the Corporation in reliance on an exemption contained in Regulation S promulgated under the Securities Act ("Regulation S"'), and that the Corporation is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the Investor's suitability to acquire the Shares, the Warrant and the Warrant Shares.

                           4.9.2    Non-U.S. Person.

                                    4.9.2.1 Definition.  For  purposes  of  this
Agreement, a "U.S. person" shall include, without limitation, any natural person resident in the United States, any partnership or corporation organized or incorporated under the Laws of the United States (other than certain branches of non-U.S. banks or insurance companies), any estate of which any executor or administrator is a U.S. person or any trust of which any trustee is a U.S. person (with certain exceptions) and any agency or branch of a foreign entity located in the United States, but does not include a natural person not resident in the United States. The "United States"' means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

                                    4.9.2.2 Representations  and  Warranties  as
to "U.S. Person". The Investor is not, and at the time of the Closing and/or the exercise of the Warrant (or any part thereof) will not be, a "U.S. Person". The Investor is not, and at the time of the Closing and/or the exercise of the Warrant (or any part thereof) will not be, acquiring the Shares or Warrant Shares, as the case may be, for the benefit of any U.S. Person. Upon the Closing, the Investor will be the sole beneficial owner of the Shares, and upon exercise of the Warrant (or any part thereof), if at all, the Investor will be the sole beneficial owner of the Warrant Shares, and the Investor has not pre-arranged any sale with respect to any of the foregoing to any purchaser or purchasers in the United States.

                           4.9.3    Outside  the U.S.  The  Investor  is outside
the United States as of the date of the execution and delivery of this Agreement and will be outside the United States at the time of the Closing and, if applicable, at the time of exercise of the Warrant or any part thereof; provided however that delivery of the Common Stock may be effected within the United States through the Investor's agent as long as the Investor is outside the United States at the time of any such delivery.

                           4.9.4    Limitation  on  Resale  &  Transferability.
The Investor understands that the Shares, the Warrant, and/or the Warrant Shares cannot be offered for sale, sold or otherwise transferred unless pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act, including without limitation Regulation S promulgated thereunder. The Investor has no present intention to sell or otherwise transfer the Shares or the Warrant or any Warrant Shares that may be acquired hereinafter except in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The Investor understands that the Corporation is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Shares, the Warrant or any of the warrant Shares that are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S under the Securities Act, or otherwise pursuant to an available exemption from registration.

                           4.9.5    No  Short  Position.  The  Investor
covenants that it will not, directly or indirectly, or through one or more intermediaries, maintain any "short" position (as hereinafter defined) in the Common Stock during the "Distribution Compliance Period" (as hereinafter defined). For purposes hereof, a "short position" shall mean any sale of a security which the seller does not own or any sale which is consummated by the delivery of a security borrowed by, or for the account of, the seller. For purposes hereof, the "Distribution Compliance Period" shall mean the date which is twelve months from the date of issuance.

                           4.9.6    No  Hedging  Transactions.  The  Investor
hereby agrees not to engage in any hedging transactions with regard to the Common Stock, unless in express compliance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

                                    SECTION 5
                       REPRESENTATIONS OF THE CORPORATION

                  The Corporation represents and warrants to the Investor as follows:

                  5.1      Due Authorization.        The  Corporation  has the
complete power to execute and deliver this Agreement, and consummate all of the transactions contemplated hereby. The Agreement constitutes the valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with its terms.

                  5.2 No Violation. Neither the execution, delivery nor consummation of this Agreement by the Corporation, will, with the passage of time, the giving of notice, or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any law, rule, regulation, order, decree, judgment, indenture, mortgage, deed of trust, lease, instrument, contact, agreement or other restriction to which the Corporation is a party or to which the Corporation, or the Corporation's' property is subject or bound.

                  5.3 Shares. The Shares and the Warrant, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrant, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws.

                 5.4 Defaults. The Corporation is not in violation of or default under, nor will the execution and delivery of this Agreement, the issuance of the Shares, the Warrant or (to the extent all or any part of the warrant is exercised) any of the Warrant Shares result in a violation of, or constitute a default under, its certificate of incorporation or by-laws, any material agreements or any material covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness, contract, indenture, mortgage, loan agreement, lease, joint venture, or other agreement or instrument to which the Corporation is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, or court, domestic or foreign.

                                    SECTION 6
                             REGISTRATION OF SHARES

The Corporation shall use its reasonable best efforts to file, at its sole expense, a resale registration statement on Form SB-2, or other applicable form, with the U.S. Securities and Exchange Commission (the "Commission") covering all of the Shares no later than January 31, 2002. The Corporation shall use its reasonable best efforts to cause such registration statement to be declared effective in a reasonably timely manner by the Commission.





                                    SECTION 7
                                   PUT OPTION

                  7.1 Put Option. Investor shall have a right and option (the "Put Option"), exercisable by notice to the Corporation at any time during the period commencing upon 12:00 A.M E.S.T. on December 31, 2003 and continuing thereafter until 5:00 P.M. E.S.T on June 30, 2004, to require the Corporation to purchase up to two million five hundred thousand (2,500,000) of the Shares which it then holds (the "Put Shares") for a cash purchase price of $0.20 per share. Upon the issuance thereof, the certificates reflecting the Put Shares shall bear a legend referencing the Put Option. The Put Option shall not be assignable to any assignee of a the Put Shares. Notwithstanding the foregoing, the Put Option shall automatically inure to the benefit of any Qualified Assignee with respect to any Put Shares transferred to such Qualified Assignee. As used herein, a "Qualified Assignee" shall mean any assignee in a private transfer of Put Shares by Investor in compliance with the Securities Act of 1933 or an exemption therefrom to (i) an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of such Seller or (ii) any partner, shareholder or other equity owner of Investor.

                  7.2 General Provisions of Put Option. The following provisions shall govern the closing (a "Put Closing") of the purchase by the Corporation of any Put Shares pursuant to an exercise of the Put Option;

(i) The Put Closing shall be held (i) at 10:00 am local time at the Corporation's offices on the forty-fifth (45th) business day following written notice of exercise of the Put Option;

(ii)        At the Put Closing,  the Corporation  and Investor (or its Qualified

               Assignee) shall be obligated to execute and deliver the following: (A) the Corporation shall deliver to Investor (or its Qualified Assignee), in immediately available funds, the total purchase price (as determined in accordance with the provisions contained in subsection (iii) of this subsection 7.2 for the Put Shares being purchased, (B) Investor or its Qualified Assignees shall execute and deliver to the Corporation (i) the certificates representing the Put Shares being purchased by the Corporation endorsed for transfer to the Corporation, free of all liens, claims and encumbrances and (ii) such other instruments of assignment, certificates of authority, tax releases, consents to transfer and instruments in evidence of title as may be reasonably required by the Corporation; and

(iii) The per share purchase price payable upon the exercise of any Put Option as provided for herein shall hereafter be adjusted as may be necessary to reflect any stock dividends or corporate recapitalizations after the date hereof resulting in stock splits, combinations or exchanges of shares or any similar transactions.

         7.3 Early Termination of the Put Option. Notwithstanding anything to the contrary contained herein, the Put Option shall automatically terminate prior to its term expiration upon the occurrence of either of the following events: (i) the consummation of an underwritten public offering of shares of the Common Stock at an offering price per share not less than $0.40 and an aggregate offering price of $2,000,000, or (ii) the consummation of a merger or other business combination pursuant to which the Common Stock is valued at a price not less than $0.40 per share and pursuant to which liquidity in respect of the Shares and any Warrant Shares held at such time by the Investor is made available to the Investor; provided, however, that the Investor is provided with reasonable advance notice of any such planned occurrence and is given a reasonable opportunity to take any steps that may be required to participate.

                                    SECTION 8
                                  MISCELLANEOUS

                  8.1 Expenses. All legal and other costs and expenses incurred in connection with the negotiation and execution of the Agreements, and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

                  8.2 No Assignment. This Agreement shall be binding upon the parties, their successors and legal representatives. Except as specifically set forth herein, this Agreement shall not be assigned by either party without the prior written consent of the other. No permitted assignment shall relieve the assignor of its obligations hereunder.

                  8.3 Notices. All notices and other communications hereunder shall be given in writing and shall be deemed given when delivered personally, or on the first attempted date of delivery after being mailed by certified or registered mail, return receipt requested, to the parties at the addresses set forth at the beginning of this Agreement or at such other address for a party as shall be specified by like notice, and in the case of the Corporation with a copy to:

                                    Membrado Montell, LLP
                                    535 West 34th Street, 2nd Floor
                                    New York, New York  10001
                                    Attn:  R. Scott Montell, Esq.

                  8.4 Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which executed counterparts shall be deemed an original but all of such executed counterparts shall be considered one and the same agreement.

                  8.5 Controversy. In the event of any controversy or dispute hereunder, the parties agree to submit the same to the courts of the State of New York or the United States of America, sitting in the State of New York, County of New York, and each hereby expressly submits himself or itself to the personal jurisdiction of such courts. Each party also agrees that service of process may be accomplished upon it or him in the same manner as the giving of notice hereunder.

                  8.6 Severability. If any provision of this Agreement shall be found to be unenforceable, the validity of this Agreement shall not be affected thereby and the remaining provisions shall, as near as possible, be construed as if such unenforceable provision was not a part of this Agreement.

                  8.7 General. This Agreement supersedes all prior agreements between the parties, whether written or oral, and is intended as a complete and exclusive statement of the terms of the agreements between the parties with respect to the subject matter covered hereby and may not be changed or terminated orally but only in a writing signed by the parties. The headings and captions contained in this Agreement are for reference purposes only and shall not affect, in any way, the meaning or interpretation of this Agreement. Nothing in this Agreement, whether expressed or implied, is intended to confer upon any other person not a party to this Agreement any rights or remedies under or by reason of this Agreement. This Agreement has been entered into and is to be governed by the laws of the State of New York, without regard to principles of conflicts of laws.


         IN WITNESS WHEREOF, the parties have executed, or have caused to be executed this Agreement as of the date first above written.

                                      SAVE ON ENERGY, INC.



                                      By:   /s/ Robert Stiles
                                         ---------------------
                                      Name:    Robert Stiles
                                      Title:    President


                                      SWI HOLDINGS, LIMITED


                                      By:   /s/ Wolfgang Wacker
                                         ----------------------
                                         Name:  Wolfgang Wacker
                                         Title:    Vice President

                                  EXHIBIT 10.2
                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Agreement"), made as of the 10th day of December, 2001, by and between SAVE ON ENERGY, INC., a Georgia corporation ("Save") and SWI HOLDINGS, LIMITED, a Bermuda corporation ("SWI")(Save and SWI may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

         WHEREAS, pursuant to a certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated December 10, 2001, by and between Save and SWI, Save granted to SWI a certain option pursuant to which 2,500,000 common shares (the "Put Shares") of Save could be put to Save at a purchase price of $0.20 per share (the "Put Option"); and

         WHEREAS, it is a condition to the consummation of the transactions contemplated under the Stock Purchase Agreement that the financial obligation of Save underlying the Put Option be secured by (i) a first priority, senior lien and security interest in all of the assets, tangible and intangible, of Save, except for the assets of Alternative Energy, Inc., a New York corporation and a wholly-owned subsidiary of Save ("AET"), and (ii) a second priority lien and security interest in all of the assets, tangible and intangible, of AET, subordinate only to the first priority lien on such assets held by New York State Electric & Gas Corporation ("NYSEG").

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) The term "Obligations" shall mean any and all obligations of Save arising under the Put Option.

                  (b) The term "Collateral" shall mean any and all tangible and intangible assets in which Save and/or AET has or shall have an interest, now or hereafter existing or acquired, and wherever located, together with all additions and accessions thereto and replacements and substitutions thereof and all proceeds and products of the foregoing.

                  (c) All other terms used herein which are not otherwise defined herein and are defined in the Uniform Commercial Code of the State of New York, or any state where Save and/or AET's assets are located, as applicable (collectively, the "UCC"), shall have the meanings therein stated.

         2. Grant of Security Interest. Save hereby grants to SWI (i) a valid and binding first priority, senior lien and security interest in all of the assets, tangible and intangible, of Save, except for (a) the assets of AET and
(b) the assets with respect to which Save has granted a security interest to Peachtree National Bank ("Peachtree") pursuant to that certain loan agreement between Peachtree and Save and (c) that certain 2000 International Chevrolet truck with respect to which Save has granted a security interest to The Associates Commercial Corporation, and (ii) a valid and binding second priority lien and security interest in (a) all of the assets, tangible and intangible, of AET, and (b) all of the assets set forth in clauses (i)(a) and (i)(b) above, subordinate only to the first priority liens on such assets granted by Save (the "Security Interest") as security for the payment, performance, and observance by Save of its obligation to purchase the Put Shares for an aggregate purchase price of up to $500,000.

         3. Representations and Warranties. Save represents and warrants to SWI as follows:

                  (a) Authority. The execution and delivery by Save of this Agreement, and each of the other documents relating hereto (collectively with this Agreement, the "Security Documents") and the performance of Save's obligations hereunder and thereunder: (i) are within Save's corporate powers;
(ii) are duly authorized by Save's Board of Directors and stockholders, if required; (iii) are not in contravention of the terms of Save's Certificate of Incorporation or By-laws, or of any indenture, agreement or undertaking to which Save is a party or by which Save or any of its assets or property is bound or affected; (iv) do not, as of the date of execution hereof, require the consent, approval or authorization of or declaration, registration or filing with any governmental body or any nongovernmental person or entity (except for the filing of the UCC-1 and other financing statements and/or this Agreement contemplated hereby; (v) do not contravene any contractual or governmental restriction binding upon Save; and (vi) will not, except as contemplated herein, result in the imposition of any liens, security interests or encumbrances of any nature whatsoever (collectively, "Liens") upon any assets or property of Save under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which Save is a party or by which it or any of its assets or property may be bound or affected.

                  (b) Binding Effect. The Security Documents have been duly executed and delivered on behalf of Save and constitute the legal, valid and binding obligations of Save enforceable against Save in accordance with their terms.

                  (c) Full Disclosure. No representation or warranty in this Agreement contains, or will contain, any untrue statement of any material fact as of the date when made or omits, or will omit, to state any material fact as of the date when made or omits, or will omit, to state any material fact necessary to make the statements herein or therein not misleading as of the date when made; there is no fact known to Save that has not been disclosed to SWI in writing which materially and adversely affects or would materially and adversely affect the business, financial condition or operations of Save.

         4. Affirmative Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless SWI shall otherwise consent in advance and in writing:

                  (a)      Perfection of Security Interest.

                           (i)      Save will, from time to time, do whatever
SWI may reasonably request by way of obtaining, executing, delivering and/or filing financing statements, copyright mortgages, patent collateral assignments and the like, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as SWI may request, in order to create, perfect and maintain valid continuing Liens upon the Collateral consistent with the Security Interest and as contemplated by this Agreement.

                           (ii)     Save hereby irrevocably appoints SWI as its
lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of Save, such financing statements, assignments, notices, pledges and other documents and agreements, and to take such other actions as SWI may deem reasonably necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any applicable law, and SWI is hereby authorized to file on behalf of and in the name of Save, at Save's expense, such financing statements, assignments, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to SWI, in its discretion, in those jurisdictions where the same is permitted, to file one or more financing statements (including amendments and renewals thereof) under the UCC or similar law or under federal and/or foreign patent, copyright and/or trademark law signed only by SWI, naming Save as debtor and naming SWI as secured party and indicating therein the types, or describing the items, of the Collateral. This power of attorney is coupled with an interest and irrevocable while any of the Obligations shall remain unpaid.

                  (b)      Tax Obligations.

                           (i)      Save shall file all tax and  information
returns and reports required by all applicable taxing authorities (all prepared in accordance with applicable law), pay or cause to be paid all license fees and related taxes and charges, and pay or cause to be paid all income, employment, real and personal property taxes and other governmental taxes and charges assessed against Save, or payable by Save, at such times and in such manner as to prevent any penalty or interest from accruing thereon, or any Lien or charge from attaching to the Collateral; provided that Save shall have the right to contest any such fees, premiums, taxes and charges prior to the payment thereof for so long as such contest is pursued diligently and in good faith by appropriate proceedings.

                           (ii)     Save shall notify SWI  promptly  (and in no
event later than fifteen (15) days) after becoming aware of the intent of the Internal Revenue Service or other taxing authority (the "Taxing Authority") to assert a deficiency with respect to it, and shall promptly (and in no event later than fifteen (15) days following receipt of any notice of deficiency) inform SWI of such proposed deficiency and deliver to SWI a copy of any notices of deficiency received from the Taxing Authority. If SWI so requests, and if there is a reasonable legal basis therefor, Save shall take all reasonable actions necessary to contest such claimed deficiency and shall appoint outside tax counsel reasonably acceptable to SWI to contest such claims of deficiency and shall direct such counsel to consult with and to provide SWI with periodic status reports and assessments of the legal merits of the contest. At SWI's request, such contest shall continue through the appropriate administrative and court procedures, including appeals therefrom, until such outside tax counsel informs Save that further contest would be inadvisable taking into account all factors (including any settlement or compromise proposed by the Taxing Authority).

                  (c) Further Assurances. Save shall at any time or from time to time execute and deliver such further instruments and documents and take such further action as may reasonably be requested by SWI to carry out, to SWI's reasonable satisfaction, the transactions contemplated by Security Documents.

                  (d) Indemnification. Save shall indemnify, defend and hold harmless SWI and its officers, directors, agents and employees from and against all losses, costs, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses, including reasonable attorneys' fees and costs, arising out of (i) the execution or consummation of this Agreement and the other Security Documents; (ii) the operation or maintenance of any of the Collateral; or (iii) any aspect of, or any transaction contemplated by or referred to in, or any matter related to, this Agreement, in each case whether or not Save or such holder is a party thereto, except to the extent such losses, cost, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses are directly caused by the gross negligence or willful misconduct of SWI or such holder or their respective agents, servants or employees. Save shall assume the settlement and defense of any suit or other legal proceeding brought to enforce any of the foregoing (with counsel reasonably satisfactory to SWI), and shall pay all judgments entered in any such suit or legal proceeding. Save shall not compromise or settle any such suit or other legal proceeding without the prior written consent of SWI, which consent shall not be unreasonably withheld or unduly delayed. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the termination of this Agreement.

         5. Negative Covenants. From and after the date hereof, and continuing so long as any of the Obligations shall remain unpaid, unless SWI shall otherwise consent in advance and in writing:

                  (a) Liens. Save will not create or suffer to exist any Lien upon or with respect to the Collateral which is superior in rank to the Lien created hereby, except Liens in favor of SWI.

                  (b) Amendments. Save will not request, permit or consent to any amendment to its Certificate of Incorporation, By-Laws or other organizational documents, which amendment could have a material adverse effect on the Security Interest or otherwise on SWI in its capacity as a secured party under this Agreement.



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         6. Inspection and Audit. From and after the date hereof, and continuing so long as any of the Obligations shall remain unpaid, Save will permit SWI, or any person designated by SWI in writing, from time to time hereafter, to enter Save's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during all business hours upon not less than three (3) business days' prior notice, and, without hindrance or delay (provided that SWI or such designees shall not unreasonably disrupt the day-to-day operations of Save), (i) to inspect, audit, check and make copies of and extracts from Save's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, the Security Interest and the Security Documents to an extent within its own discretion, (ii) to take such steps as Save deems reasonably necessary to verify the accuracy and completeness of the foreoing, and (iii) to reasonably discuss any issues relating thereto with any of SWI's officers, directors or outside auditors. SouthWest will treat and hold as any confidential information it receives in the course of the reviews contemplated by this Section 6, will not use any of the confidential information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to Save all tangible embodiments (and all copies) of the confidential information which are in its possession.

         7. Remedies on Default. Upon the occurrence of any one or more defaults in Save's payment obligations pursuant to the Put Option, SWI shall have the following rights and remedies in addition to all rights and remedies of a secured party under the UCC, federal and/or foreign patent, copyright and/or trademark law or other applicable statute or rule, in any jurisdiction in which enforcement is sought, all such rights and remedies being cumulative and not exclusive:

                  (a) Collateral. (i) SWI may at any time and from time to time, with or (if and to the extent permitted by applicable law) without process of law and with or (if and to the extent permitted by applicable law) without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by Save, take or otherwise put itself in possession of the Collateral; and/or dispose of all or any part of the Collateral located on any premises of Save or its agents; and/or require Save to assemble and make available to SWI all or any part of the Collateral at any place and time reasonably designated by SWI; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose in good faith of, the Collateral or any part thereof in its existing condition on commercially reasonable terms or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition, for cash, upon credit or for future delivery, and in connection therewith SWI may grant options, at such place or places and time or times and to such persons, firms or corporations on commercially reasonable terms as SWI deems appropriate, and without demand for performance, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner. Provided notice has been given in accordance herewith, failure of Save to contest within a reasonable period on the grounds of commercial reasonability shall be deemed a waiver of said defense.
                           (ii) If any of the  Collateral  is sold by SWI upon
credit or for future delivery, SWI shall not be liable for the failure of the purchaser to pay for the same and, in the event of any such failure, SWI may, in accordance with any applicable credit or related agreements, resell such Collateral. SWI may buy any part or all of the Collateral at any public sale and, if any part of the Collateral is of a type which is the subject of widely distributed standard price quotations, SWI may buy at a private sale, all free from any equity or right of redemption, which is hereby waived and released by Save, and SWI may make payment therefor (by endorsement without recourse) in notes of SWI.

                           (iii)  SWI may  apply  the  cash  proceeds  actually
received from any sale or other disposition of the Collateral in accordance herewith to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, reasonable legal fees and expenses, court costs, collection charges, travel and other expenses which may be incurred by SWI in attempting to collect the Obligations or to enforce this Agreement and realize proceeds upon conversion of the Collateral, or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order as to principal and/or interest due as SWI may in its sole reasonable discretion determine; and Save shall at all times be and remain liable and, after crediting the net proceeds of sale or other disposition as aforesaid, will pay SWI on demand any deficiency remaining, including interest thereon and the balance of any expenses at any time unpaid, with any surplus to be paid to Save, subject to any duty of SWI to the holder of any subordinate security interest in the Collateral known to SWI, but only to the extent required by law.

                  (b) Proceeds. Any of the proceeds of the Collateral received by Save shall not be commingled with other property of Save, but shall be segregated, held by Save in trust for SWI as the exclusive property of SWI, and Save will immediately deliver to SWI the identical checks, moneys or other proceeds of Collateral received, and SWI shall have the right to endorse the name of Save on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. Save hereby designates, constitutes and appoints SWI and any designee or agent of SWI as attorney-in-fact of Save, irrevocably and with power of substitution, to endorse the name of Save on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into SWI's possession; to sign the name of Save on any invoices, documents, drafts against account debtors of Save, assignments, requests for verification of accounts and notices to debtors of Save; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of SWI to carry out and enforce this Agreement. Said attorney or designee shall not be liable for any acts or commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and irrevocable while any of the Obligations shall remain unpaid.



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         8. Liability Disclaimer. Except for reasonable care of Collateral in its possession, if any, under no circumstances whatsoever shall SWI be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceeding arising out of or relating thereto. SWI shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including, but not limited to, any action necessary to preserve its or Save's rights against prior parties to any of the Collateral. SWI shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral (except for reasonable care of Collateral in its possession), or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of SWI or Save, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at Save's sole risk at all times. Save hereby releases SWI from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by SWI with respect thereto, except for such claims, causes of action, demands and/or actions directly caused by SWI's gross negligence or willful misconduct, and Save agrees to defend and hold SWI harmless from and with respect to any and all such claims, causes of action and demands, except for such claims, causes of action, demands and/or actions directly caused by SWI's gross negligence or willful misconduct. SWI's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations.

         9. Nonwaiver. No failure or delay on the part of SWI in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by SWI of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         10. Waivers. Save hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, Save hereby waives the right to a trial by jury and Save hereby waives any and all rights of setoff and rights to interpose counterclaims of any nature except for counterclaims which are compulsory or which would be lost for failure to be raised.

         11. Binding Effect. This Agreement and all Obligations of Save hereunder shall be binding upon the successors or assigns of Save, and shall, together with the rights and remedies of SWI hereunder, inure to the benefit of SWI and its successors, endorsees and assigns.

         12. Application of Payments. In addition to its other rights herein, SWI shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations. To the extent that Save makes a payment or payments to SWI or SWI receives any payment or proceeds of any security for such Obligations for Save's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by SWI.

         13. Consent to Jurisdiction. Save agrees that (i) any state or federal court within the State of New York shall have personal jurisdiction over Save, and (ii) service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to Save at Save's address set forth below, and service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted as aforesaid, Save hereby waiving personal service thereof. Nothing in this paragraph shall affect the right of SWI to serve legal process in any other manner permitted by law or affect the right of SWI to bring any action or proceeding against Save or its property in the courts of any other jurisdiction. Save and SWI agree that any claim or suit between or among the parties hereto involving this Agreement, any of the other Security Documents or any transactions contemplated hereby or thereby shall be brought in and decided by the state or federal courts located in New York County, New York.

         14. Entire Agreement. This Agreement and the schedules attached hereto constitutes the entire agreement of the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the matters set forth in this Agreement. The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

         15. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or telecopier to the addresses set forth in the Asset Purchase Agreement or at such other address as any party may specify by notice given to the other party in accordance with this paragraph 15.

         16. Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York applicable to agreements performed wholly within such state. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

         17. Headings. The section headings of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                            SAVE ON ENERGY, INC.
                                            A Georgia Corporation

                                            By:  /s/ Robert Stiles
                                               --------------------
                                              Name:  Robert Stiles
                                              Title:    President


                                            SWI HOLDINGS, LIMITED
                                            A Bermuda Corporation


                                            By:   /s/ Wolfgang Wacker
                                               ----------------------
                                                Name: Wolfgang Wacker
                                                Title: Vice President

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